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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                              November 21, 2000
     ----------------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                      Specialty Equipment Companies, Inc.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                        0-22798                36-3337593
------------------------------         -----------          ------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)


            1245 Corporate Blvd., Suite 401, Aurora, IL        60504
     ----------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)



                                 (630) 585-5111
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                        (Registrant's telephone number)
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Item 1.  Changes in Control of Registrant.
         --------------------------------

     On November 21, 2000, Solar Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of United Technologies Corporation, a Delaware corporation ("Parent"), announced that it had accepted for payment, at a price of $30.50 per share, 19,113,459 shares of Specialty Equipment Companies, Inc. (the "Company") common stock, par value $0.01 per share (the "Shares"), that were validly tendered and not properly withdrawn pursuant to a tender offer commenced October 23, 2000 by the Purchaser (the "Tender Offer"). Such Shares represent approximately 98% of the Company's issued and outstanding Shares. The Tender Offer expired at 12:00 midnight, New York City time, on Monday, November 20, 2000.

     The Tender Offer was made pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 13, 2000 by and among the Company, Parent and Purchaser. The Merger Agreement contemplates, among other things, that, following the consummation of the Tender Offer and satisfaction of certain other conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, Purchaser will be merged with and into the Company (the "Merger"), all Shares not held by Purchaser and not tendered pursuant to the Tender Offer will (subject to the appraisal rights) be converted in the Merger into the right to receive $30.50 per Share in cash. The Company will be the surviving corporation and will be a wholly owned subsidiary of Parent. The Company, Purchaser and Parent have initially scheduled the Merger to occur on November 22, 2000.

     The Company intends to transmit a letter to the New York Stock Exchange (the "NYSE") on November 22, 2000 requesting that the NYSE remove the Shares from listed.

     A copy of the press release issued by Parent is incorporated by reference as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  The following exhibits are filed with this report:

     99.1  Press Release issued by Parent dated November 21, 2000.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SPECIALTY EQUIPMENT COMPANIES, INC.

                            /s/ Jeffrey P. Rhodenbaugh
                            --------------------------------------------
                            Jeffrey P. Rhodenbaugh
Dated: November 21, 2000    President and Chief Executive Officer

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                                 EXHIBIT INDEX

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      Exhibit No.                              Description of Exhibits
      -----------                              -----------------------
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
         99.1           Press Release issued by Parent dated November 21, 2000 (incorporated by reference to Exhibit (a)(1)(J) to the Schedule TO/A filed by the
                        Purchaser with the Securities and Exchange Commission on November 21,
                        2000).
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